March 13, 2017

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Select Managers Long/Short Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2017

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

Pine River Capital Management L.P. (Pine River).  Joseph Bishop is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River, a position he has held since November 2016.   Mr. Bishop is Co-head of Equities and a Portfolio Manager at Pine River.

The following information supersedes and replaces any contrary information contained in "Fund Details – Management" in the statutory prospectus:

Pine River Capital Management L.P., located at 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305, is a registered investment adviser founded in 2002.  Joseph Bishop is the portfolio manager primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River, a position he has held since November 2016.  Mr. Bishop is Co-head of Equities and a Portfolio Manager at Pine River.  Prior to joining Pine River, Mr. Bishop was a Portfolio Manager at Citadel Investment Group, where he was employed since 2010.  As of December 31, 2016, Pine River had approximately $9.8 billion in assets under management.

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